STEWARD FUNDS, INC.

on behalf of its series

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Large Cap Enhanced Index Fund

Steward Select Bond Fund

Steward Small-Mid Cap Enhanced Index Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated March 5, 2020 to the Currently Effective Prospectus and Statement of Additional Information dated August 1, 2019

This Supplement reports the following changes to information in the Funds’ Prospectus and Statement of Additional Information dated August 1, 2019.

The Board of Directors of Steward Funds, Inc. (the “Board”) has approved reverse stock splits for the issued and outstanding Class C shares and Class R6 shares of each Fund (collectively, the “Reverse Stock Splits”). The Reverse Stock Splits will be completed as outlined in the table below after the close of business on March 6, 2020. Class A shares and Institutional Class shares of each Fund are not part of the Reverse Stock Splits and are not impacted. In addition, for the avoidance of doubt, Steward Covered Call Income Fund, another series of Steward Funds, Inc., and all of its classes are not part of the Reverse Stock Splits and are not impacted.

As a result of the Reverse Stock Splits, for each share of each affected class of each Fund a shareholder currently holds, the shareholder will receive a proportional number of the same class of shares of the Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in an affected class of a Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of the affected class and the Fund immediately following the Reverse Stock Splits as the shareholder did immediately prior to the Reverse Stock Splits. The Reverse Stocks Splits will not be taxable events and will not impact the Funds’ holdings or performance.

The Reverse Stock Splits will be carried out in accordance with reverse stock split ratios calculated to result in net asset values per share (“NAVs”) of the affected classes of each Fund that better align with the NAV of the Fund’s Institutional Class shares, subject to a maximum ratio of 1:0.100000 in compliance with the provisions of Section 2-309(e) of the Maryland General Corporation Law. The reverse stock split ratios are shown in the table below.

Fund	Class	Reverse Stock Split Ratio (Old to New)
Steward Global Equity Income Fund	Class C	1:0.100000
	Class R6	1:0.100000
Steward International Enhanced Index Fund	Class C	1:0.500000
	Class R6	1:0.500000
Steward Large Cap Enhanced Index Fund	Class C	1:0.200000
	Class R6	1:0.200000
Steward Select Bond Fund	Class C	1:0.333333
	Class R6	1:0.333333
Steward Small-Mid Cap Enhanced Index Fund	Class C	1:0.500000
	Class R6	1:0.500000

The shares of each Fund impacted by the Reverse Stock Splits will be offered, sold and redeemed on a split-adjusted basis, accounting for the Reverse Stock Splits, beginning on the first business day following the Reverse Stock Splits. The Reverse Stock Splits will take place after the close of business on March 6, 2020. Shareholders’ next account statement after the Reverse Stock Splits are completed will reflect the Reverse Stock Splits.
The Board approved the Reverse Stock Splits in order the bring the NAVs of the affected classes of each Fund into better alignment with the NAVs of the Fund’s Class A shares and Institutional Class shares. The Reverse Stock Splits will reduce the variance between the NAVs in order for the shares of each class of each Fund to have approximately the same NAV. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of distributions to the NAVs across the classes of each Fund.

Please retain this Supplement for future reference.